Exhibit 10.2

NOTICE OF AMENDMENT AND CONFIRMATION OF

INTERCREDITOR AGREEMENT

THIS NOTICE OF AMENDMENT AND CONFIRMATION OF INTERCREDITOR AGREEMENT (this “Agreement”) is entered into as of September 3, 2021 by and between BANK OF AMERICA, N.A., in its capacity as administrative agent and collateral agent for the Revolving Credit Lenders under the Revolving Credit Agreement (“Revolving Credit Collateral Agent”), and U.S. BANK NATIONAL ASSOCIATION, in its capacity as collateral trustee for the Term Secured Parties, the Additional Term Secured Parties, if any, and the Subordinated Lien Secured Parties, if any, in each case, referenced in the Intercreditor Agreement referred to below (including its successors and assigns from time to time, the “Collateral Trustee”) and MRC GLOBAL INC., a Delaware corporation (“MRC Global”) and certain of its subsidiaries.

WHEREAS, MRC Global, certain subsidiaries of MRC Global, Revolving Credit Collateral Agent and the lenders from time to time party thereto entered into that certain Third Amended and Restated Loan, Security and Guarantee Agreement dated as of September 22, 2017 (as amended to date, the “Current Revolving Credit Agreement”).

WHEREAS, MRC Global, certain subsidiaries of MRC Global, Revolving Credit Collateral Agent, and the Collateral Trustee entered into that certain Fourth Amended and Restated Intercreditor Agreement dated as of June 11, 2015 (as amended, supplemented or otherwise modified from time to time through the date hereof, including by this Agreement, the “Intercreditor Agreement”); capitalized terms used in this Agreement and not otherwise defined shall have the meanings assigned to such terms in the Intercreditor Agreement.

WHEREAS, MRC Global, certain subsidiaries of MRC Global, Revolving Credit Collateral Agent and the lenders from time to time party thereto (the “Revolving Credit Lenders”) are amending and restating the Current Revolving Credit Agreement to, among other things, extend the maturity date (as so amended and restated and as it may be further amended, restated, supplemented, modified, replaced, increased, restructured, renewed, refunded or refinanced from time to time, the “Restated Revolving Credit Agreement”).

WHEREAS, concurrently herewith and out of an abundance of caution (despite the Discharge of the Revolving Credit Obligations not having occurred), MRC Global has delivered a New Debt Notice to Collateral Trustee pursuant to Section 5.5 of the Intercreditor Agreement.

WHEREAS, MRC Global has requested that the Collateral Trustee and the other parties hereto enter into this Agreement in order to confirm that Revolving Credit Collateral Agent and Revolving Credit Claimholders retain the rights contemplated by the Intercreditor Agreement following restatement of the Current Revolving Credit Agreement.

NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. In accordance with Section 5.3(a) of the Intercreditor Agreement, Revolving Credit Collateral Agent hereby confirms that it is party to the Intercreditor Agreement and that following entry into the Restated Revolving Credit Agreement it remains bound by the Intercreditor Agreement as the “Revolving Credit Collateral Agent” thereunder.

2. From and after the date hereof and for all purposes under the Intercreditor Agreement, each reference to (x) the “Revolving Credit Agreement” shall mean the Restated Revolving Credit Agreement and (y) the “Revolving Credit Lenders” shall mean the Revolving Credit Lenders.

3. Pursuant to Section 5.5 of the Intercreditor Agreement, Revolving Credit Collateral Agent and Collateral Trustee shall enter into such documents and agreements (including further amendments or supplements to the Intercreditor Agreement) as MRC Global or Revolving Credit Collateral Agent shall reasonably request in order to provide Revolving Credit Collateral Agent the rights contemplated by the Intercreditor Agreement, in each case consistent in all respects with the terms of the Intercreditor Agreement.

4. The Intercreditor Agreement, as confirmed by this Agreement, shall remain in full force and effect. Without limiting the foregoing, Revolving Credit Collateral Agent’s Liens, for the benefit of the Revolving Credit Lenders and the other Revolving Credit Claimholders, shall be entitled to the benefits and priorities of Article II of the Intercreditor Agreement.

5. In accordance with Section 5.3(c) of the Intercreditor Agreement, Revolving Credit Collateral Agent hereby notifies Collateral Trustee of the amendment and restatement of the Current Revolving Credit Agreement pursuant to the Restated Revolving Credit Agreement. A copy of the Restated Revolving Credit Agreement is enclosed with this Agreement.

6. The provisions of Article 8 of the Intercreditor Agreement will apply with like effect to this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or representatives as of the date first written above.

Revolving Credit Collateral Agent:

BANK OF AMERICA, N.A., as Administrative Agent, Security Trustee and Collateral Agent

By:	/s/ Terrance O. McKinney

Name:	Terrance O. McKinney
Title:	Senior Vice President

Notice Address:
901 Main Street, 11th Floor Mailcode TX1-492-11-23 Dallas, TX 75202 Attn: Terrance O. McKinney Fax: (469) 709-1435

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Notice of Amendment and Confirmation of Intercreditor Agreement

Acknowledged and agreed by:

U.S. BANK NATIONAL ASSOCIATION as Collateral Trustee

By:	/s/ James A. Hanley

Name:	James A. Hanley
Title:	Vice President

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Notice of Amendment and Confirmation of Intercreditor Agreement

MRC GLOBAL INC.

By:	/s/ Stephanie R. McCaffrey

Name:	Stephanie R. McCaffrey
Title:	Vice President – Global Shared Services and Treasurer

MRC GLOBAL (US) INC.

By:	/s/ Stephanie R. McCaffrey

Name:	Stephanie R. McCaffrey
Title:	Vice President – Global Shared Services and Treasurer

GREENBRIER PETROLEUM CORPORATION

By:	/s/ Stephanie R. McCaffrey

Name:	Stephanie R. McCaffrey
Title:	Vice President – Global Shared Services and Treasurer

MCJUNKIN RED MAN DEVELOPMENT CORPORATION

By:	/s/ Stephanie R. McCaffrey

Name:	Stephanie R. McCaffrey
Title:	Vice President – Global Shared Services and Treasurer

MIDWAY – TRISTATE CORPORATION

By:	/s/ Stephanie R. McCaffrey

Name:	Stephanie R. McCaffrey
Title:	Vice President – Global Shared Services and Treasurer

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Notice of Amendment and Confirmation of Intercreditor Agreement

MILTON OIL & GAS COMPANY

By:	/s/ Stephanie R. NcCaffrey

Name:	Stephanie R. McCaffrey
Title:	Vice President – Global Shared Services and Treasurer

MRC GLOBAL SERVICES COMPANY LLC

By:	MRC Global Management Company, its sole member

By:	/s/ Stephanie R. NcCaffrey

Name:	Stephanie R. McCaffrey
Title:	Vice President – Global Shared Services and Treasurer

RUFFNER REALTY COMPANY

By:	/s/ Stephanie R. NcCaffrey

Name:	Stephanie R. McCaffrey
Title:	Vice President – Global Shared Services and Treasurer

THE SOUTH TEXAS SUPPLY COMPANY, INC.

By:	/s/ Stephanie R. NcCaffrey

Name:	Stephanie R. McCaffrey
Title:	Vice President – Global Shared Services and Treasurer

MRC GLOBAL MANAGEMENT COMPANY

By:	/s/ Stephanie R. NcCaffrey

Name:	Stephanie R. McCaffrey
Title:	Vice President – Global Shared Services and Treasurer

Signature Page to

Notice of Amendment and Confirmation of Intercreditor Agreement

Attachment 1

Restated Revolving Credit Agreement

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